Commitments and Contingencies - Waxahachie Lease (Details) - USD ($)		1 Months Ended
	Oct. 05, 2021	Jan. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Lessee, operating lease, description	The agreement allows for approximately 230 MW of net carbon neutral digital mining hosting capacity to be managed by Core Scientific as hosting partner.	In January 2022, the Company entered into a lease agreement for administrative offices and research facilities located in Waxahachie, Texas (the “Waxahachie Lease”) for approximately 3,600 square feet
Incentive to lessee		$ 147,000
Lessee, operating lease, remaining lease term (in years)		5 years